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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Amendment No. 3 to Form S-4 of American Rock Salt Company LLC of our report dated November 14, 2003 relating to the financial statements of American Rock Salt Company LLC, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Rochester, New York
September 23, 2004